UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Announcement of Reverse Stock Split

On June 1, 2026, Verano Holdings Corp. (the “Company”) announced a 1-for-5 reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding common stock, par value $0.001 (the “Common Stock”) pursuant to authority granted to its Board of Directors under the Company’s Articles of Incorporation. The Reverse Split is scheduled to become effective on or about June 11, 2026. As a result of the Reverse Split, every five shares of outstanding Common Stock will be combined into one share of the same class. No fractional shares will be issued in connection with the Reverse Split; stockholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment equal to the fair market value of such fractional share based on the closing price of the Common Stock on Cboe Canada Exchange Inc. on the trading day preceding the effective date of the Reverse Split. The total number of outstanding shares of Common Stock will be proportionally reduced by the Reverse Split from 364,381,806 to 72,876,361, based on the shares of Common Stock outstanding on May 29, 2026. In addition, the Company will file a Certificate of Change to reduce the number of authorized shares of Common Stock from 5,000,000,000 to 1,000,000,000.

As a result of the Reverse Split, stockholders of record owning immediately prior to the effective time of the Reverse Stock Split fewer than 5 shares of Common Stock, would be entitled to a fraction of a share of Common Stock and will be paid cash in lieu of such fraction of a share of Common Stock, on the basis described above without interest (the “Cash Payment”), for each share of Common Stock held by such holder (the “Cashed Out Stockholders”) immediately prior to effective time, and the Cashed Out Stockholders would no longer be stockholders of the Company. The Reverse Stock Split will apply to all of the outstanding shares of common stock outstanding at the effective time of the Reverse Stock Split, and therefore will not affect any stockholder’s ownership percentage of shares of common stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.

The Company additionally issued a press release regarding an announcement of a reverse stock split. A copy of such press release is filed as Exhibit 99.1 to this report.

The information furnished under this item 8.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Effect on Annual Meeting Proxy Statement

This Form 8-K constitutes additional proxy solicitation materials in connection with the Annual Meeting of Stockholders of the Company to be held on June 18, 2026 (the “Annual Meeting”). On April 29, 2026, the Company filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission and with the Canadian Securities Administrators in connection with the Annual Meeting. The Proxy Statement is hereby supplemented by this Form 8-K, and the Company’s stockholders are encouraged to read this Form 8-K together with the Proxy Statement when making their voting decisions.

In particular, stockholders should note that all share numbers disclosed in the Proxy Statement, including without limitation, shares outstanding, shares reserved under the Company’s Stock and Incentive Plan, shares available for future grants, executive compensation share amounts, and beneficial ownership share counts, reflect pre-Reverse Split amounts. All percentage ownership and dilution figures disclosed in the Proxy Statement remain unchanged as of the Record Date.

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With respect to Proposal 4, entitled Reapproval of Unallocated Entitlements under the Stock and Incentive Plan, stockholders voting FOR Proposal 4 are reapproving the Verano Holdings Corp. Stock and Incentive Plan (the “Stock and Incentive Plan”), which, as noted in the Proxy Statement, allows the Company to issue a maximum number of shares of Common Stock representing 10% of the aggregate number of shares of Common Stock then outstanding. This percentage will remain the same, and will be based off of the number of shares of Common Stock outstanding following Reverse Split. All other terms of the Stock and Incentive Plan as described in the Proxy Statement remain unchanged. All outstanding equity awards under the Company’s Stock and Incentive Plan will be automatically adjusted to reflect the Reverse Split in accordance with the anti-dilution provisions of such plan, such that the number of shares of Common Stock subject to each outstanding award will be divided by five and, where applicable, the per-share exercise price will be multiplied by five.

Right to Change or Revoke Vote

Stockholders who have already submitted proxies in connection with the Annual Meeting are not required to take any action if they do not wish to change their vote. However, any stockholder who wishes to change or revoke their vote may do so as detailed in the Proxy Statement, by the deadline outlined therein. Stockholders whose shares are held in “street name” through a broker, bank, or other nominee should contact their broker, bank, or nominee for instructions on how to change their vote.

Additional Information and Where to Find It

The Company filed the Proxy Statement with the SEC on April 29, 2026. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MEETING MATERIALS RELATED TO THE ANNUAL MEETING (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) (THE “MEETING MATERIALS”) AND ANY OTHER DOCUMENTS RELATING TO THE ANNUAL MEETING THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Investors and stockholders are able to obtain copies of the Proxy Statement and other Meeting Materials.

Participants in the Solicitation

The Company and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the Annual Meeting. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Proxy Statement. Stockholders may obtain additional information regarding the interests of such participants by reading the Meeting Materials and other relevant materials regarding the Annual Meeting that may be filed with the SEC or incorporated by reference therein when they become available. Investors should read the Meeting Materials carefully before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on June 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	VERANO HOLDINGS CORP.

/s/ Laura Marie Kalesnik
Laura Marie Kalesnik
Chief Legal Officer,
General Counsel and Secretary

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